Exhibit 33.58

MAC Dl050-084 Three Wells Fargo Building 401 S. Tryon Street, Floor 8 Charlotte, NC 28202 Tel: 800 326 1334 wellsfargo.com

2019 Certification Regarding Compliance with Applicable Servicing Criteria

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial and multifamily loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2019. Appendix A to this letter identifies the commercial mortgage and multifamily pools and other structures involving the commercial and multifamily loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2019 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(4)(i), 1122(d)(4)(vi), 1122(d)(4)(xi), and 1122(d)(4)(xii), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101 (j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2019. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2019, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

The Company has not identified and is not aware of any material instance of noncompliance by the Vendors with the applicable servicing criteria as of December 31, 2019, or for the Reporting Period with respect to the Platform taken as a whole.

The Company has not identified any material deficiency in its policies and procedures to monitor the compliance by the Vendors with the applicable servicing criteria as of December 31, 2019, or for the Reporting Period with respect to the Platform taken as a whole.

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2019.

February 28, 2020

Sean Reilly

Managing Director,

Commercial Mortgage Servicing

Wells Fargo Bank, National Association

APPENDIX A

Commercial Mortgage Pools, Multifamily Mortgage Pools and Other Structures

20 Times Square 2018-20TS	280 PARK AVENUE 2017-280P	ACM 2016-1

(Pearlmark) Prep Investment Advisors WH	299 PARK SERVICING AGREEMENT	ACM TRAFFORD V LLC WAREHOUSE

1155 AVE OF THE AMERICAS SERVICING	3 WORLD TRADE CENTER 2014	ACORE CAPITAL WAREHOUSE

1166 AVENUE OF AMERICAS 2005-C6	530 Broadway Pref Holder LLC and 530 Broadway Mezz Holder LLC	Acore Credit IV REIT (DB Repo)

1166 AVENUE OF THE AMERICAS 2002-C5	7 WORLD TRADE CENTER 2012- WTC	ACORE Credit IV REIT (MS) SPV LLC

1211 Avenue of the Americas 2015-1211	7 WORLD TRADE CENTER 2012- WTC COMPANION	ACORE Credit IV REIT (WF) SPV LLC

1345 Aveneu of the Americas Park Ave FB 2005-1	733 THIRD SERVICING AGREEMEMNT	ACORE Credit IV REIT II SPV LLC

1345FB2005 (COMPANION)	7th Peak Capital I, LLC	ACORE Credit IV TRS, LLC

2001-CMLB-1	91 CROSBY WAREHOUSE	ACRE 2017-FL3

225 LIBERTY STREET TRUST 2016-225L	A10 2013-1 BACK UP SERVICER	AFHT 2019-FAIR

225 LIBERTY STREET TRUST 2016-225L Companion	ACAM 2019- FL1	AG MIT CREL (ANGELO GORDON ENTITY) REPO

245 PARK AVE TRUST 2017- 245P	ACAM 2019-FL1 COMPANION	AHPT 2017-ATRM

245 PARK AVE TRUST 2017- 245P C	ACCOR MEZZ WAREHOUSE	AHPT 2018-ATRM

APPENDIX A

AHT 2018-ASHF	AREIT 2019-CRE3 COMPANION	BAMLL 2014 - FL1

AHT 2018-KEYS	ARTEMIS REAL ESTATE PARTNERS W	BAMLL 2014-520M

ALL STATE_PPG (PARTICIPATION)	AVATAR WAREHOUSE	BAMLL 2014-8SPR

ALTSHULER & FORETHOUGHT WAREHOUSE	Aventura Mall Trust 2018-AVM	BAMLL 2014-FL1 COMPANION

AMERICOLD 2010-ART	Aventura Mall Trust 2018-AVM COMPANION	BAMLL 2014-ICTS

Annaly CRE LLC	BACM 2016-UBS10	BAMLL 2014-INLD

AOA 2015-1177	BACM 2017 BNK3	BAMLL 2014-INLD MZ B

ARCHETYPE & BARCLAYS REPO	BACM 2017 BNK3 COMPANION	BAMLL 2014-IP

AREIT 2018-CLO	BACM2007-1	BAMLL 2015-200P

AREIT 2018-CLO COMPANION	BA-FUNB 2001-3	BAMLL 2015-ASHF

AREIT 2018-CRE2	BALDR SHERWOOD FUND WH	BAMLL 2015-ASHF MZ A

AREIT 2018-CRE2 COMPANION	BAMLL 2013-DSNY	BAMLL 2015-ASHF MZ B

AREIT 2019-CRE3	BAMLL 2013-WBRK	BAMLL 2015-ASTR

APPENDIX A

BAMLL 2015-HAUL	BANCORP 2018-CRE3 COMPANION	BANK 2017-BNK8 COMPANION

BAMLL 2016-ASHF-SPECIAL SERVIC	BANCORP 2018-CRE4	BANK 2017-BNK9

BAMLL 2016-ISQR	BANCORP 2018-CRE4 COMPANION	BANK 2017-BNK9 COMPANION

BAMLL 2016-SS1	BANCORP BANK WAREHOUSE	BANK 2018-BNK10

BAMLL 2017-SCH	BANK 2017-BNK4	BANK 2018-BNK10 COMPANION

BAMLL 2017-SCH COMPANION	BANK 2017-BNK4 COMPANION	BANK 2018-BNK11

BAMLL 2018-DSNY	BANK 2017-BNK5	BANK 2018-BNK11
COMPANION

BANC OF AMERICA COMM MTG 2007-3	BANK 2017-BNK5 COMPANION	BANK 2018-BNK12

BANCORP 2016 CRE1	BANK 2017-BNK6	BANK 2018-BNK12 COMPANION

BANCORP 2016 CRE1 COMPANION	BANK 2017-BNK6 COMPANION	BANK 2018-BNK13

BANCORP 2017-CRE2	BANK 2017-BNK7	BANK 2018-BNK13 COMPANION

BANCORP 2017-CRE2 COMPANION	BANK 2017-BNK7 COMPANION	BANK 2018-BNK14

BANCORP 2018-CRE3	BANK 2017-BNK8	BANK 2018-BNK14 COMPANION

APPENDIX A

BANK 2018-BNK15	BANK 2019-BNK21 COMPANION	BAYVIEW WAREHOUSE

BANK 2018-BNK15 COMPANION	BANK 2019-BNK22	BB 2013-TYSN

BANK 2019-BNK16	BANK 2019-BNK22 COMPANION	BB&T WAREHOUSE

BANK 2019-BNK16 COMPANION	BANK 2019-BNK23	BBCMS 2014-BXO

BANK 2019-BNK17	BANK 2019-BNK23 COMPANION	BBCMS 2015-MSQ

BANK 2019-BNK17 COMPANION	BANK 2019-BNK24	BBCMS 2015-MSQ COMPANION

BANK 2019-BNK18	BANK 2019-BNK24 COMPANION	BBCMS 2015-SLP

BANK 2019-BNK18 COMPANION	BANK OF AMERICA WAREHOUSE	BBCMS 2015-SLP MZ A

BANK 2019-BNK19	BANK OF NEW YORK MELLON	BBCMS 2016-ETC

BANK 2019-BNK19 COMPANION	BARCLAYS WAREHOUSE	BBCMS 2016-ETC COMPANION

BANK 2019-BNK20	BASIS BIG REAL ESTATE WAREHOUSE	BBCMS 2017 C1 Companion

BANK 2019-BNK20 COMPANION	BASIS RE CAPITAL II (REPO)	BBCMS 2017-C1

BANK 2019-BNK21	Bayview Commercial Mortgage Finance LLC	BBCMS 2017-GLKS

APPENDIX A

BBCMS 2018-BXH	BB-UBS 2012-TFT	BERRY ENTERPRISES WAREHOUSE

BBCMS 2018-C2	BDS 2018-FL1 COMPANION	BHMS 2014-ATLS

BBCMS 2018-C2 COMPANION	BDS 2018-FL2	BHMS 2018-ATLS

BBCMS 2018-CHR	BDS 2018-FL2 COMPANION	BHR 2018-PRME

BBCMS 2018-CHRS COMPANION	BDS 2019-FL4	BLACKROCK WELLS FARGO WH

BBCMS 2018-EXCL	BDS 2019-FL4 COMPANION	BLACKSTONE (BRE/MWT)

BBCMS 2018-RRI	BENCHMARK 2018-B1	BLCP 2014-CLRN

BBCMS 2019-C4	BENCHMARK 2018-B1 COMPANION	BMARK 2018- B5

BBCMS 2019-C4 COMPANION	BENCHMARK 2019-B9	BMARK 2018-B4

BBCMS 2019-CLP	BENCHMARK 2019-B9 COMPANION	BMARK 2018-B4 COMPANION

BBCRE 2015-GTP	BENEFIT REPO	BMARK 2018-B5 COMPANION

BBSG 2016-MRP	BENEFIT STREET PARTNERS	BMC MORTGAGES VI

BB-UBS 2012-SHOW	BENEFIT STREET PARTNERS WH	BRDIGE BDS III WELLS REPO

APPENDIX A

BRIDGE CRE 2018-FL1	BSC04PWR6	BSC99WF2

BRIDGE CRE 2019-FL3	BSC05PWR10	BSCM02TOP8

BRIDGE CRE 2019-FL3 COMPANION	BSC05PWR7	BSCM03TOP10

BRIGADE CAPITAL MGMT WAREHOUSE	BSC05PWR8	BSCM03TOP12

BROE WAREHOUSE	BSC05PWR9	BSCM04TOP14

BS01TOP2	BSC06PWR11	BSCM04TOP16

BSB06001	BSC06PWR12	BSCM05TOP18

BSC00WF2	BSC06PWR13	BSCM06TOP22

BSC02TP6	BSC06PWR14	BSCM06TOP24

BSC03PWR2	BSC07PWR15	BSCM07TOP26

BSC04PWR3	BSC07PWR16	BSCM07TOP28

BSC04PWR4	BSC07PWR17	BSCM07TOP28 (COMPANION) 2_STARWOOD

BSC04PWR5	BSC07PWR18	BSCMS05TOP20

APPENDIX A

BSCMS05TOP20 (COMPANION) 1_NYLIFE	BXHTL 2015-DRMZ MZ B	CAPITAL TRUST, INC

BSCMS05TOP20 (COMPANION) 2_HARTFORDLIFE	BXHTL 2015-JWRZ	CAPLEASE CDO 2005-1

BSCMS05TOP20 (COMPANION) 3_METLIFE	BXP 2017-CC	CARMEL PARTNERS

BSCMS05TOP20 (COMPANION)_LANDESBANK	BXP 2017-CC COMPANION	CBA-MEZZANINE CAPITAL FINANCE,

BSPCC I WAREHOUSE	BXP 2017-GM	CD 2006-CD2

BSPCC II WAREHOUSE	BXP 2017-GM COMPANION	CD 2006-CD3

BSPRT BB FIX WAREHOUSE	BXT 2017-CQHP	CD 2007-CD4

BSPRT SUB LENDER II, LLC WH	CAMB 2019-LIFE	CD 2007-CD4 COMPANION

BUCHANAN FUND V	CANTOR CRE LENDING LP	CD 2007-CD5

BUCHANAN MORTGAGE CAPITAL	CANTOR REPO WITH MET LIFE	CD 2016 CD2

BWAY 2013-1515	CAPITAL LEASE WAREHOUSE- 398	CD 2016-CD2 COMPANION

BWAY 2015-1740	CAPITAL LEASE WAREHOUSE- 526	CD 2017-CD5

BX 2018-IND	CAPITAL SOURCE RELT 2006-A	CD 2017-CD5 COMPANION

APPENDIX A

CD 2017-CD6	CG FUNDING IIII LLC	CGCMT 2015-GC33

CD 2017-CD6 COMPANION	CGBAM 2014-HD	CGCMT 2015-GC33 Companion

CF TRANS SELLER II WAREHOUSE	CGBAM 2014-HD COMPANION	CGCMT 2015-P1

CFCRE 2015-RUM	CGCMT 2013-GC15	CGCMT 2015-P1 Companion

CFCRE 2016-C3	CGCMT 2013-GC17	CGCMT 2015-SSHP

CFCRE 2016-C3 COMPANION	CGCMT 2014-GC19	CGCMT 2016-C1

CFCRE 2016-C4	CGCMT 2014-GC19 COMPANION	CGCMT 2016-C1 COMPANION

CFCRE 2016-C6	CGCMT 2014-GC21	CGCMT 2016-GC36-SPECIAL SERVIC

CFCRE 2016-C6 COMPANION	CGCMT 2014-GC25	CGCMT 2016-GC37

CFCRE 2017-C8	CGCMT 2015-101A	CGCMT 2016-P3

CFCRE 2017-C8 COMPANION	CGCMT 2015-GC27	CGCMT 2016-P4

CG FUNDING I LLC	CGCMT 2015-GC27 COMPANION	CGCMT 2016-P4 COMPANION

CG FUNDING II LLC	CGCMT 2015-GC31	CGCMT 2017-1500

APPENDIX A

CGCMT 2017-B1	CGMS 2017-MDDR POOL B	CITIGROUP 2007-C6 (COMPANION)

CGCMT 2017-B1 COMPANION	CGMS 2017-MDDR POOL C	CITIGROUP 2012-GC8

CGCMT 2017-P7	CGRBS 2013-VNO5TH	CITIGROUP 2012-GC8 COMPANION

CGCMT 2017-P7 COMPANION	CGWF 2013-RKWH	CITIGROUP 2013-375P

CGCMT 2017-P8	CGWF 2013-RKWH COMPANION	CITIGROUP 2013-375P COMPANION

CGCMT 2017-P8 COMPANION	CHASE 1999-2	CITIGROUP 2013-GCJ11

CGCMT 2018-C6	CHASE 2000-3	CITIGROUP 2013-SMP

CGCMT 2018-C6 COMPANION	CHINA ORIENT ENHANCED INCOME	CITIGROUP GLOBAL MARKETS REALTY CORP

CGCMT 2019-C7	CHT 2017-COSMO	CLAROS MORTGAGE TRUST WAREHOUSE

CGCMT 2019-C7 COMPANION	CIBC	CLI INSURANCE SERVICING

CGCMT 2019-GC43	CITI REAL ESTATE FUNDING WH	CLMT 2016-CLNE

CGCMT 2019-GC43 COMPANION	CITIGROUP 2006 C5	CLNC CREDIT 6 LLC

CGMS 2017-MDDR POOL A	CITIGROUP 2007-C6	CLNC Credit 7, LLC

APPENDIX A

CLNS 2017-IKMZ	COLONY CDCFIV WAREHOUSE	COMM 2012-CCRE4 COMPANION

CLNS 2017-IKMZ COMPANION	COLONY COLFINNOMA WAREHOUSE	COMM 2012-LC4

CLNS 2017-IKPR	COLONY NORTHSTAR AMC OPCO WH	COMM 2013-CCRE10

CMAT 1999 C1	Colony Northstar Credit Real Estate Inc	COMM 2013-CCRE10 COMPANION

CMTG GS FINANCE (MACK RE)	COLONY NSTAR (CLNC Credit 8 LLC) REPO	COMM 2013-CCRE12

CMTG SG Finance LLC	COLUMN FINANCIAL	COMM 2013-CCRE13

CMTG/CN MORTGAGE REIT LLC (MA	COMM 2009-K3	COMM 2013-CCRE6

COBALT 2006-C1	COMM 2009-K4 PRIMARY	COMM 2013-CCRE6 COMPANION

COBALT 2007- C3	COMM 2010-C1	COMM 2013-FL3 COMPANION

COBALT 2007- C3 COMPANION	COMM 2012-CCRE1	COMM 2013-SFS

COBALT 2007-C2	COMM 2012-CCRE2	COMM 2013-THL

COBALT 2007-C2 COMPANION	COMM 2012-CCRE3	COMM 2013-WWP

COLD 2017-ICE3	COMM 2012-CCRE4	COMM 2013-WWP COMPANION

APPENDIX A

COMM 2014-277P	COMM 2014-UB6 PRIMARY ONLY	COMM 2015-CCRE26

COMM 2014-BBG	COMM 2014-UBS3	COMM 2015-CCRE26 COMPANION

COMM 2014-CCRE14	COMM 2014-UBS3 COMPANION	COMM 2015-LC23

COMM 2014-CCRE14 COMPANION	COMM 2014-UBS5	COMM 2015-LC23 COMPANION

COMM 2014-CCRE15 PRIMARY	COMM 2014-UBS5 COMPANION	COMM 2015-PC1

COMM 2014-CCRE20	COMM 2015 -3BP	COMM 2015-PC1 COMPANION

COMM 2014-CCRE20 COMPANION	COMM 2015-CCRE22	COMM 2016-787S

COMM 2014-FL4	COMM 2015-CCRE22 COMPANION	COMM 2016-787S COMPANION

COMM 2014-FL5	COMM 2015-CCRE23	COMM 2016-CCRE28

COMM 2014-LC15	COMM 2015-CCRE23 COMPANION	COMM 2016-DC2

COMM 2014-LC15 COMPANION	COMM 2015-CCRE24	COMM 2016-DC2 COMPANION

COMM 2014-LC17	COMM 2015-CCRE24 COMPANION	COMM 2017-DLTA

COMM 2014-PAT	COMM 2015-CCRE25	COMM 2017-PANW

APPENDIX A

COMM 2018-HOME	CPTS 2019-CPT COMPANION	CSAIL 2018-C14

COMM 2018-HOME COMPANION	CRE/AFS ESCROW ONLY LOANS	CSAIL 2018-C14 COMPANION

COMM07FL14	CRESS 2008-1 CDO_PLAZAELSEGUNDO	CSAIL 2018-CX12 COMPANION

COMM07FL14 (COMPANION) 2_SOCIETE GENERAL	CREST 2003-2	CSCMC 2007-C4

COMM07FL14 (NONPOOLED)	CS FIRST BOSTON 1998 C2	CSCMT 2007-C2

COMMUNITY SOUTH BANK PORTFOLIO	CSAIL 2015-C2	CSCMT 2007-C3

CORE 2015- TEXW	CSAIL 2015-C2 COMPANION	CSF99C01

CORE 2015-CALW	CSAIL 2015-C4	CSFB 2006-C2

CORE 2015-WEST	CSAIL 2016-C7	CSFB94CFB1

CORE 2019-CORE	CSAIL 2016-C7 COMPANION	CSMC 2014-USA

COUNTRYWIDE 2007-MF1	CSAIL 2017-C8	CSMC 2016-MFF

CPLV 2017-VICI	CSAIL 2017-C8 COMPANION	CSMC 2016-NXSR

CPTS 2019-CPT	CSAIL 2018 -CX12	CSMC 2016-NXSR COMPANION

APPENDIX A

CSMC 2017-CHOP	DBJPM 2016-C1 COMPANION	DCOT 2019-MTC

CSMC 2017-PFHP	DBJPM 2016-SFC	DCOT 2019-MTC COMPANION

CSMC 2017-TIME	DBJPM 2016-SFC COMPANION	DELPHI CRE FUNDING (ACORE WAREHOUSE)

CSMC 2018-SITE	DBUBS 2011- LC3	DESERT RIDGE MEZZ A WAREHOUSE

CSMC 2018-SITE COMPANION	DBUBS 2011-LC1	DEUTSCHE TRUST COMPANY LIMITED

CST 2017-SKY	DBUBS 2011-LC1 COMPANION	DEXIA REAL ESTATE CAPITAL MARK

CSWF 2018-TOP	DBUBS 2011-LC2	DLJ 1998-CG1

DAVIS COMPANIES WAREHOUSE	DBUBS 2017-BRBK	DLJ 1999-CG1

DBCCRE 2014-ARCP	DBUBS 2017-BRBK COMPANION	DLJ 1999-CG2

DBCG 2017-BBG	DBWF 2015-LCM	DLJ 1999-CG3

DBGS 2018-1	DBWF 2016-85T	DMARC 1998-C1

DBGS 2018-C1 COMPANION	DBWF 2016-85T COMPANION	DOLLAR GENERAL

DBJPM 2016-C1	DBWF 2018-AMXP	DRAWBRIDGE WAREHOUSE

APPENDIX A

ELLIOTT WAREHOUSE	FORT 2018-1	FREMF 2010-K9

ENERGY PLAZA LEASE TRUST 2002	FORT CRE 2016-1	FREMF 2011 K12 PRIMARY ONLY

FG MANAGEMENT (FGUSRED) WAREHOE	FORT CRE 2018-1 COMPANION	FREMF 2011-K10 - PRIMARY ONLY

FII F DEBT ACCT PTE LTD	FORTRESS (CF TRANS HOLDCO LLC) WAREHOUSE	FREMF 2011-K11

First Tennessee Bank	FORTRESS CREDIT CORP WAREHOUSE	FREMF 2011-K13

FIRSTKEY MASTER SELLER 1 LLC (	FORTRESS REPO WITH NATIXIS	FREMF 2011-K14 PRIMARY ONLY

FIVE MILE WAREHOUSE	FOUR TIMES SQUARE 2006 - 4TS	FREMF 2011-K15

FIVE MILE WAREHOUSE (GS)	FREDDIE MAC 2010 K-SCT	FREMF 2011-K16 - PRIMARY ONLY

FKL 2015-SFR1	FREDDIE MAC WHOLE LOAN FUND -H	FREMF 2011-K701

FKL SELLER 1 LLC -WF REPO	FREDDIE MAC-WHOLE LOAN FUND 20	FREMF 2011-K702

FMPRE 2017-KT02	FREMF 2010-K6 PRIMARY ONLY	FREMF 2011-K703

FMPRE 2018-KT03	FREMF 2010-K7	FREMF 2011-K704

FNMA World Savings	FREMF 2010-K8	FREMF 2011-KAIV PRIMARY ONLY

APPENDIX A

FREMF 2012 - K19 PRIMARY ONLY	FREMF 2012-K711	FREMF 2013-K34

FREMF 2012-K17 PRIMARY AND SPECIAL	FREMF 2012-KP01 PRIMARY ONLY	FREMF 2013-K35 (PRIMARY)

FREMF 2012-K18 - PRIMARY ONLY	FREMF 2013 K28 (PRIMARY)	FREMF 2013-K712 PRIMARY ONLY

FREMF 2012-K20	FREMF 2013 K29 (MASTER)	FREMF 2013-KS01 PRIMARY

FREMF 2012-K21 - PRIMARY ONLY	FREMF 2013 K30 MASTER	FREMF 2014 - K503-SPECIAL SERV

FREMF 2012-K22 (PRIMARY ONLY)	FREMF 2013 K32 PRIMARY ONLY	FREMF 2014 K37 (PRIMARY)

FREMF 2012-K23	FREMF 2013 K713	FREMF 2014 K39 PRIMARY

FREMF 2012-K705 - PRIMARY ONLY	FREMF 2013-K24 (PRIMARY ONLY)	FREMF 2014 K715

FREMF 2012-K706	FREMF 2013-K25	FREMF 2014 KS02

FREMF 2012-K707	FREMF 2013-K26	FREMF 2014-K36

FREMF 2012-K708	FREMF 2013-K27	FREMF 2014-K38 PRIMARY

FREMF 2012-K709 - PRIMARY ONLY	FREMF 2013-K31	FREMF 2014-K40

FREMF 2012-K710 PRIMARY ONLY	FREMF 2013-K33	FREMF 2014-K41 (PRIMARY)

APPENDIX A

FREMF 2014-K714	FREMF 2015-K47	FREMF 2015-KJ01 (PRIMARY)

FREMF 2014-K716	FREMF 2015-K48	FREMF 2015-KJ02

FREMF 2014-K717 PRIMARY	FREMF 2015-K49	FREMF 2015-KP02 (Primary Only)

FREMF 2014-KF04	FREMF 2015-K50 (PRIMARY)	FREMF 2015-KS03

FREMF 2014-KF05	FREMF 2015-K51	FREMF 2016 K504

FREMF 2014-KX01 (PRIMARY)	FREMF 2015-K719	FREMF 2016 K52 (PRIMARY)

FREMF 2015 - K718	FREMF 2015-K720	FREMF 2016 K53

FREMF 2015-K1501 PRIMARY	FREMF 2015-K721	FREMF 2016 K54 (PRIMARY)

FREMF 2015-K42	FREMF 2015-KF07 (PRIMARY)	FREMF 2016 K55

FREMF 2015-K43 (PRIMARY)	FREMF 2015-KF09 (Primary Only)	FREMF 2016 K56 (PRIMARY)

FREMF 2015-K44	FREMF 2015-KF10 (PRIMARY)	FREMF 2016 K57

FREMF 2015-K45	FREMF 2015-KF11	FREMF 2016 K722 (PRIMARY)

FREMF 2015-K46 PRIMARY	FREMF 2015-KF12	FREMF 2016 KBAM (PRIMARY AND SPECIAL)

APPENDIX A

FREMF 2016 KC01 (PRIMARY AND SPECIAL)	FREMF 2016 KJ08 (PRIMARY AND SPECIAL)	FREMF 2016-KJ07-SPECIAL SERVIC

FREMF 2016 KF13 (PRIMARY)	FREMF 2016 KP03 (PRIMARY)	FREMF 2016-KJ09 (PRIMARY AND SPECIAL)

FREMF 2016 KF14	FREMF 2016 KS06	FREMF 2017-K61

FREMF 2016 KF15	FREMF 2016 KS07	FREMF 2017-K62

FREMF 2016 KF17 (PRIMARY)	FREMF 2016 KW01	FREMF 2017-K63-SPECIAL SERVICE

FREMF 2016 KF18 (PRIMARY AND SPECIAL)	FREMF 2016 KX02 (PRIMARY)	FREMF 2017-K64

FREMF 2016 KF19	FREMF 2016-K59	FREMF 2017-K65

FREMF 2016 KF20 (PRIMARY AND SPECIAL)	FREMF 2016-K60	FREMF 2017-K66

FREMF 2016 KF21 (PRIMARY)	FREMF 2016-K723 (PRIMARY AND SPECIAL)	FREMF 2017-K67

FREMF 2016 KF23 (PRIMARY AND SPECIAL)	FREMF 2016-KF16-SPECIAL SERVIC	FREMF 2017-K68

FREMF 2016 KIR1	FREMF 2016-KF24 (PRIMARY)	FREMF 2017-K69

FREMF 2016 KJ03 (PRIMARY AND SPECIAL)	FREMF 2016-KF25 (PRIMARY)	FREMF 2017-K70

FREMF 2016 KJ05 (PRIMARY AND SPECIAL)	FREMF 2016-KJ04-SPECIAL SERVIC	FREMF 2017-K71

APPENDIX A

FREMF 2017-K725	FREMF 2017-KF35	FREMF 2017-KJ16

FREMF 2017-K726	FREMF 2017-KF36	FREMF 2017-KJ17

FREMF 2017-K727	FREMF 2017-KF37	FREMF 2017-KJ18

FREMF 2017-K728	FREMF 2017-KF38	FREMF 2017-KL01

FREMF 2017-K729	FREMF 2017-KF39	FREMF 2017-KP04

FREMF 2017-KBF1	FREMF 2017-KF40	FREMF 2017-KS08

FREMF 2017-KF27	FREMF 2017-KF41	FREMF 2017-KS09

FREMF 2017-KF28	FREMF 2017-KGS1	FREMF 2017-KSW3 SPECIAL SERVICE

FREMF 2017-KF29	FREMF 2017-KJ11	FREMF 2017-KT01

FREMF 2017-KF30	FREMF 2017-KJ12	FREMF 2017-KW02

FREMF 2017-KF31	FREMF 2017-KJ13	FREMF 2017-KW03

FREMF 2017-KF32	FREMF 2017-KJ14	FREMF 2018 - KI03 SPECIAL SERV

FREMF 2017-KF34	FREMF 2017-KJ15	FREMF 2018-K1505

APPENDIX A

FREMF 2018-K1506	FREMF 2018-K80	FREMF 2018-KF47

FREMF 2018-K1507	FREMF 2018-K81	FREMF 2018-KF48

FREMF 2018-K1508	FREMF 2018-K82	FREMF 2018-KF49

FREMF 2018-K72	FREMF 2018-K83	FREMF 2018-KF50

FREMF 2018-K73	FREMF 2018-K84	FREMF 2018-KF51

FREMF 2018-K730	FREMF 2018-K86	FREMF 2018-KF52

FREMF 2018-K731	FREMF 2018-KBF2	FREMF 2018-KF53

FREMF 2018-K732	FREMF 2018-KBX1	FREMF 2018-KF55

FREMF 2018-K75	FREMF 2018-KF42	FREMF 2018-KF56

FREMF 2018-K76	FREMF 2018-KF43	FREMF 2018-KHG1

FREMF 2018-K77	FREMF 2018-KF44	FREMF 2018-KI01

FREMF 2018-K78	FREMF 2018-KF45	FREMF 2018-KI02

FREMF 2018-K79	FREMF 2018-KF46	FREMF 2018-KJ19

APPENDIX A

FREMF 2018-KJ20	FREMF 2018-KX03	FREMF 2019-K87

FREMF 2018-KJ22	FREMF 2019 - K93	FREMF 2019-K88

FREMF 2018-KJ23	FREMF 2019-K100	FREMF 2019-K89

FREMF 2018-KL02	FREMF 2019-K101	FREMF 2019-K90

FREMF 2018-KL03	FREMF 2019-K102	FREMF 2019-K92

FREMF 2018-KP05	FREMF 2019-K103	FREMF 2019-K94

FREMF 2018-KS10	FREMF 2019-K1510	FREMF 2019-K95

FREMF 2018-KSL1	FREMF 2019-K1511	FREMF 2019-K96

FREMF 2018-KSW4	FREMF 2019-K1512	FREMF 2019-K97

FREMF 2018-KW04	FREMF 2019-K1513	FREMF 2019-K98

FREMF 2018-KW05	FREMF 2019-K1514	FREMF 2019-K99

FREMF 2018-KW06	FREMF 2019-K734	FREMF 2019-KBF3

FREMF 2018-KW07	FREMF 2019-K735	FREMF 2019-KC04

APPENDIX A

FREMF 2019-KC05	FREMF 2019-KF70	FREMF 2019-KW10

FREMF 2019-KC06	FREMF 2019-KF72	FRESB 2018-SB47

FREMF 2019-KC07	FREMF 2019-KF73	FRESB 2018-SB50

FREMF 2019-KF57	FREMF 2019-KF736	FRESB 2018-SB51

FREMF 2019-KF60	FREMF 2019-KJ25	FRESB 2018-SB53

FREMF 2019-KF61	FREMF 2019-KJ26	FRESB 2018-SB55

FREMF 2019-KF62	FREMF 2019-KJ27	FRESB 2018-SB57

FREMF 2019-KF63	FREMF 2019-KL04	FRESB 2019-SB58

FREMF 2019-KF64	FREMF 2019-KS11	FRESB 2019-SB60

FREMF 2019-KF65	FREMF 2019-KS12	FRESB 2019-SB61

FREMF 2019-KF66	FREMF 2019-KS13	FRESB 2019-SB62

FREMF 2019-KF67	FREMF 2019-KW08 SPECIAL SERVIC	FRESB 2019-SB65

FREMF 2019-KF68	FREMF 2019-KW09	FRESB 2019-SB66

APPENDIX A

FRESB 2019-SB67	FUNB 2001 C2 B NOTES	GEMINI ALTO CENTERVILLE WAREHOUSE

FRESB 2019-SB68	FUNB 2001 C3 B NOTES	GERMAN AMERICAN CAPITAL CORPORATION WARE

FRESB 2019-SB69	FUNB/CHASE 1999 C2	GOLDMAN 2006-GG6

FRETE 2017-ML01	FUNB99C1	GOLDMAN 2006-GG6 COMPANIONS

FRETE 2017-ML03	FUNB-BA 2001 C1	GOLDMAN 2006-GG8

FRETE 2018-ML04	GAHR 2015-NRF	GOLDMAN 2007-GG10

FRETE 2019-ML06	GCCP H-1, LLC (GROSSMAN)	GOLDMAN 2007-GG10 COMPANION

FS CREIT FINANCE GS1	GE 2002 C2	GOLDMAN 2010-K5 - PRIMARY ONLY

FS CREIT FINANCE WF-1 LLC	GE 2006 C1	GOLDMAN SACHS 2005-ROCK

FS RIALTO 2019- FL1 CLO PARTIC	GECC 2002-1	GOLDMAN SACHS WAREHOUSE

FS RIALTO 2019-FL1	GECC 2002-3	GP COMMERCIAL WF LLC REPO

FUNB 2000 C2	GECMC 2004 C2	GPMT 2018-FL1

FUNB 2001 C2	GECMC 2007-C1	GPMT 2018-FL1 COMPANION

APPENDIX A

GPMT 2019-FL2	GREENWICH CCFC 2007-GG11	GSMS 2012-GCJ9

GPMT 2019-FL2 COMPANION	GREENWICH CCFC 2007-GG11 COMPANION	GSMS 2012-SHOP

GRACE 2014-GRCE	GREENWICH CCFC 2007-GG9	GSMS 2012-TMSQ

Grand Avenue CRE 2019-FL1	GREENWICH CCFC 2007-GG9 COMPANION	GSMS 2013-GC10

GRAND PACIFIC BUSINESS LOAN TRUST 2005-1	GS 2017-STAY	GSMS 2013-GC13

GRANITE WAREHOUSE	GSMS 2010-C2	GSMS 2013-GCJ12

GRASS RIVER SUB AGREEMENT	GSMS 2010-C2 COMPANION	GSMS 2013-GCJ14

GREENWICH CAPITAL FINANCIAL PRODUCTS INC	GSMS 2011-GC3	GSMS 2013-GCJ16

GREENWICH CCFC 05 GG5 (COMPANION)	GSMS 2011-GC5	GSMS 2013-KING

GREENWICH CCFC 2002 C1	GSMS 2012-ALOHA	GSMS 2014-GC18

GREENWICH CCFC 2003-C2	GSMS 2012-BWTR	GSMS 2014-GC22

GREENWICH CCFC 2004-GG1	GSMS 2012-GCJ7	GSMS 2014-GC22 COMPANION

GREENWICH CCFC 2005-GG5	GSMS 2012-GCJ7 COMPANION	GSMS 2014-GC26

APPENDIX A

GSMS 2015-590M	GSMS 2017-GS7 COMPANION	GSMS 2018-RIVR

GSMS 2015-590M COMPANION	GSMS 2017-GS8	GSMS 2018-SRP5

GSMS 2015-GC28	GSMS 2017-GS8 COMPANION	GSMS 2018-TWR

GSMS 2015-GC34	GSMS 2017-SLP	GSMS 2019-GC38

GSMS 2015-GC34 COMPANION	GSMS 2017-SLP COMPANION	GSMS 2019-GC38 COMPANION

GSMS 2015-GS1	GSMS 2017-SLP REIT	GSMSC 2010-C1

GSMS 2016 GS4	GSMS 2018-3PCK	GSMSC 2010-C1 COMPANION

GSMS 2016-GS4 COMPANION	GSMS 2018-CHILL	H/2 SO IV FUNDING I (WF SUB)

GSMS 2016-RENT	GSMS 2018-GS10	Hana Alternative Private Real Estate Trust No. 70

GSMS 2016-RENT COMPANION	GSMS 2018-GS10 COMPANION	Hana Alternative Private Real Estate Trust No. 71

GSMS 2017-375H	GSMS 2018-GS9	Hancock Capital Investment Management

GSMS 2017-500K	GSMS 2018-GS9 COMPANION	HANCOCK/OPTUM BANK WAREHOUSE

GSMS 2017-GS7	GSMS 2018-LUAU	HANGANG WAREHOUSE

APPENDIX A

HBST 2015-HBS	IMT 2017-APTS	JLC WAREHOUSE I LLC

HILLCREST WAREHOUSE	Inland Mortgage Capital LLC Warehouse	JLC WAREHOUSE II LLC

HILTON 2016-HHV	Inland Mortgage Lending REPO	JLC WAREHOUSE IV LLC (DEUTSCHE REPO)

HILTON 2016-HHV COMPANION	Inpoint CS Loan (soundpoint Credit Suisse Repo)	JLC WH & MEZZ VI LLC (JEFFRIES REPO)

HILTON 2016-SFP	INPOINT JPM WAREHOUSE	John Hancock GA Mortgage Trust

HMH 2017-NSS	INPOINT REIT OPERATING PARTNER	JP MORGAN CHASE

HUDSON YARDS 2016-10HY	Invesco CMI Investments, LP	JPM 2012-CIBX COMPANION

HUDSON YARDS 2016-10HY COMPANI	IRVINE CORE OFFICE TRUST 2013-IRV	JPM Hilton Orlando Trust 2018- HLTNO

HUDSON YARDS 2019-30HY	JAX 2019-LIC	JPM06CIBC15

HUDSON YARDS 2019-30HY COMPANI	JAX 2019-LIC COMPANION	JPM06CIBC17

HUDSON YARDS 2019-55HY	JEMB MADISON AVE LLC (BASIS I - 292 MAD)	JPM07CIBC19

HUDSON YARDS 2019-55HY COMPANI	JLC V WAREHOUSE	JPM08C2

HYUNDAI INVESTMENTS (10HY MEZZ	JLC VII WAREHOUSE	JPM2007LDP12

APPENDIX A

JPMBB 2013-C15	JPMBB 2015-C30 COMPANION	JPMC 2006-LDP9

JPMBB 2013-C15 COMPANION	JPMBB 2015-C32	JPMC 2006-LDP9 COMPANION

JPMBB 2013-C17	JPMBB 2015-C32 COMPANION	JPMC 2012-CIBX

JPMBB 2013-C17 COMPANION	JPMBB 2015-C33	JPMC 2014-C20

JPMBB 2014-C21	JPMBB 2015-C33 Companion	JPMC 2014-C20 COMPANION

JPMBB 2014-C22	JPMBB 2016-C1	JPMC03LN1

JPMBB 2014-C23	JPMC 2002 C2	JPMCC 2007-LDP10

JPMBB 2014-C24	JPMC 2002 CIBC5	JPMCC 2007-LDP10 COMPANION

JPMBB 2014-C25	JPMC 2003 CIBC6	JPMCC 2007-LDP11

JPMBB 2014-C25 COMPANION	JPMC 2003 ML1	JPMCC 2007-LDP11 COMPANION

JPMBB 2015-C28	JPMC 2003-C1	JPMCC 2012-C6

JPMBB 2015-C29	JPMC 2005-LDP2	JPMCC 2013-C16

JPMBB 2015-C30	JPMC 2006-LDP7	JPMCC 2013-C16 COMPANION

APPENDIX A

JPMCC 2014-DSTY	JPMCC 2017-FL10	JPMDB 2017-C5

JPMCC 2014-FL5	JPMCC 2017-FL10 COMPANION	JPMDB 2017-C5 COMPANION

JPMCC 2014-FL5 COMPANION	JPMCC 2017-JP7	JPMDB 2018-C8

JPMCC 2015-JP1	JPMCC 2017-MARK	JPMDB 2018-C8 COMPANION

JPMCC 2015-JP1 COMPANION	JPMCC 2017-MARK COMPANION	JW MARRIOTT 2017 MEZZ

JPMCC 2016-ASH	JPMCC 2018-ASH8	KGS-ALPHA RECM WH REPO W/ CITIBANK

JPMCC 2016-COSMO	JPMCC 2018-LAQ (La Quinta Hotel	KIWOOM 18 WAREHOUSE

JPMCC 2016-JP2	JPMCC 2018-PTC	KIWOOM NONGHYUP WAREHOUSE

JPMCC 2016-JP2 COMPANION	JPMCC 2018-PTC COMPANION	KTB CRE Debt Fund No. 14-1 and KTB CRE Debt Fund No. 14-2

JPMCC 2016-JP4	JPMDB 2016-C2	LADDER CAPITAL LLC REPO

JPMCC 2016-JP4 COMPANION	JPMDB 2016-C2 COMPANION	LADDER CAPITALVIII REPO

JPMCC 2016-NINE	JPMDB 2016-C4	LADDER DEUTSCHE REPO

JPMCC 2016-NINE COMPANION	JPMDB 2016-C4 COMPANION	LADDER JPM REPO

APPENDIX A

LADDER MET LIFE REPO	LB UBS 2004 C7	LB-UBS 2005 C7

LADDER VI REIT WAREHOUSE	LB UBS 2004 C8	LB-UBS 2005-C7 COMPANION

LADDER VI TRS WAREHOUSE	LB UBS 2004 C8 COMPANION	LB-UBS 2006 C1

LADDER WELLS FARGO REPO	LB UBS 2005 C1	LB-UBS 2006 C1 COMPANION

LB 1998 C4	LB UBS 2005 C1 COMPANION	LB-UBS 2006 C3

LB 1999 C1	LB UBS 2006-C4	LB-UBS 2006-C3 COMPANION

LB UBS 2001 C3	LB UBS 2006-C4 COMPANION	LB-UBS 2007-C2

LB UBS 2002 C2	LB UBS 2006-C6	LB-UBS 2007-C6

LB UBS 2003 C8	LB UBS 2006-C7	LB-UBS 2007-C6 (COMPANION)

LB UBS 2004 C1	LB UBS 2007-C2 COMPANION	LB-UBS 2007-C7

LB UBS 2004 C4	LB UBS 2008-C1	LBUBS05C2

LB UBS 2004 C6	LB-UBS 2003-C1	LBUBS05C3

LB UBS 2004 C6 COMPANION	LB-UBS 2005 C5	LBUBS2005C2 COMPANION

APPENDIX A

LBUBS2005C3 COMPANION	LOANCORE (JEFFERIES) WAREHOUSE	M360 2018-CRE1 COMPANION

LCCM 2014-909	LOANCORE CAPITAL REIT WAREHOUSE	M360 2019-CRE2

LCCM 2017-FL1	LONE STAR REPO WITH WELLS FARGO	M360 2019-CRE2 COMPANION

LCCM 2017-FL2	LONESTAR (RELIUS) WAREHOUSE 2013	M360 JP WAREHOUSE

LCCM 2017-FL2 COMPANION	LONESTAR REPO WITH CB	M360 MCREIF WAREHOUSE

LCCM 2017-LC26	LSTAR 2015-3	M360 WH-1 FL Seller, LLC

LCCM 2017-LC26 COMPANION	LSTAR 2016-4	MACH II HILLCREST INVESMENTS

LCCM2013GCP	LSTAR 2017-5	MACK RE (DEUTSCHE BANK REPO)

LCF UBS Bank Repo	LSTAR 2017-5 COMPANION	MACK RE BAR

LCRT HOLDINGS LLC WAREHOUSE	LSTAR I LLC REPO	MAD 2017-330M

LEHMAN BROTHERS WAREHOUSE	LSTAR II LLC (CITIREPO)	MAGUIRE CAPITAL GROUP WH

LEHMAN-UBS 2005 C5 COMPANION	LVS II SPE XXI (PIMCO WH)	MAIDEN 2008-1

LIBREMAX WAREHOUSE	M360 2018-CRE CLO	MAN REAL ESTATE DEBT INVESTMENT

APPENDIX A

MARATHON ASSET MANAGEMENT, LLC	MIDDLE MARKET BANKING	MLCFC06-4

MARATHON MAM REPO	MILLINIUM INMARK NONGHYUP	MLCFC07-5

MARATHON REAL ESTATE CDO 2006-1	Mirae Asset Management	MLCFC07-5 (COMPANION)_LEXINGTON

MC FIVE MILE SPE B LLC (COLUMN REPO)	MKP CREDIT MASTER FUND MEZZANINE	MLCFC07-6

MERRILL LYNCH 2008-C1	MKP CREDIT MASTER FUND WAREHOUSE	MLCFC07-6 (COMPANION)_ASTAR

MEZZ CAP 2004-C1	ML 1997-C2	MLCFC07-8

MEZZ CAP 2004-C2	ML 1998-C3	MLCFC07-9

MEZZ CAP 2005-C3	ML-CFC 2006-1	MLFT 2006-1

MEZZ CAP 2006-C4	ML-CFC 2006-2	MLFT 2006-1 (COMPANION)_CAPTRUST

MEZZ CAP 2007-C5	MLCFC 2007 C7	MLMT 2005-CKI1

MEZZ CAP LLC (FKA CBA MEZZ)	ML-CFC 2007-6	MLMT 2006-C2

MFF MEZZANINE	ML-CFC 2007-7	MLMT06C1

MIDAS ASSET WAREHOUSE	ML-CFC 2007-7 COMPANION	MLMT07C1

APPENDIX A

MORGAN GUARANTY TRUST CO. OF NY	MS06TOP21	MSBAM 2013-C8 COMPANION

MORGAN STANLEY	MS06TOP23	MSBAM 2014-C14

MORGAN STANLEY 2007 IQ14	MS07TOP25	MSBAM 2014-C15

MORGAN STANLEY 2007-HQ13	MS07TOP27	MSBAM 2014-C15 COMPANION

MORGAN STANLEY 2011-C3	MS07TOP27 AW34 (NONPOOLED)	MSBAM 2014-C16

MORGAN STANLEY BAML 2012-C6	MS08TOP29	MSBAM 2014-C17

MORGAN STANLEY SHADOW	MS2000PRIN	MSBAM 2014-C18

MORGAN STANLEY WAREHOUSE	MSBAM 2013-C11	MSBAM 2014-C19

MS03TOP11	MSBAM 2013-C11 COMPANION	MSBAM 2014-C19 COMPANION

MS04TOP13	MSBAM 2013-C12	MSBAM 2015-C22

MS04TOP15	MSBAM 2013-C12 COMPANION	MSBAM 2015-C22 COMPANION

MS05TOP17	MSBAM 2013-C13	MSBAM 2015-C23

MS05TOP19	MSBAM 2013-C8	MSBAM 2015-C23 COMPANION

APPENDIX A

MSBAM 2015-C24	MSBAM 2016-C32	MSC 2017-HR2 COMPANION

MSBAM 2015-C25	MSBAM 2017-C33	MSC 2018-H3

MSBAM 2015-C25 COMPANION	MSBAM 2017-C33 COMPANION	MSC 2018-H3 COMPANION

MSBAM 2015-C26	MSBAM 2017-C34	MSC 2018-MP

MSBAM 2015-C27	MSBAM 2017-C34 COMPANION	MSC 2018-MP COMPANION

MSBAM 2015-C27 COMPANION	MSC 2014-CPT	MSC 2019-L3

MSBAM 2016-C28	MSC 2014-MP	MSC 2019-L3 COMPANION

MSBAM 2016-C28 COMPANION	MSC 2015-420	MSC05HQ6

MSBAM 2016-C29	MSC 2015-420 COMPANION	MSC05HQ6 (COMPANION)_PRUDENTIAL

MSBAM 2016-C30	MSC 2016-BNK2	MSC05HQ7

MSBAM 2016-C30 COMPANION	MSC 2016-BNK2 Companion	MSC06HQ10

MSBAM 2016-C31	MSC 2017-ASHF	MSC06IQ11

MSBAM 2016-C31 COMPANION	MSC 2017-HR2	MSC07HQ12

APPENDIX A

MSC07HQ12 (COMPANION) 1_CIT	MSCI05IQ9	MTRO 2019-TECH

MSC07IQ13	MSCI06HQ8	MUFG UNION BANK WAREHOUSE

MSC07IQ14	MSCI06HQ9	NATIXIS WAREHOUSE

MSC07IQ16	MSCI06TOP21 (NONPOOLED)	NBS REAL ESTATE CAPITAL WAREHOUSE

MSC98WF2	MSCI2007IQ16	NCMS 2018-850T

MSC99WF1	MSD01TP3	NCMS 2018-850T COMPANION

MSCBB 2016-MART	MSDB 2017-712F	NCMS 2018-ALXA

MSCBB 2016-MART COMPANION	MSDW03TOP9	NCMS 2018-ALXA COMPANION

MSCCG 2018-SELF	MSDWMC OWNER TRUST 2000-F1	NCMS 2018-FL1

MSCI 2016-PSQ	MSFMSFF WH	NCMS 2018-FL1 COMPANION

MSCI03IQ6	MSJP 2015-HAUL	NCMS 2018-PREZ

MSCI04IQ7	MSSG 2017-237P	NCMS 2018-PREZ COMPANION

MSCI04IQ8	MSSG 2017-237P COMPANION	NCMS 2018-SOX

APPENDIX A

NCMS 2018-SOX COMPANION	NORTHSTAR WAREHOUSE	OCH ZIFF CG FUNDING I LLC

NCMS 2018-TECH	NORTHSTAR-CITI REPO WAREHOUSE	OCH ZIFF CG FUNDING II LLC

NOHT 2019-HNLA	NORTHSTAR-DB REPO WAREHOUSE (NRFC)	OCM OXFORD WAREHOUSE

NORTHSTAR (CB LOAN NT-II,LLC) CB REPO	NORTHSTAR-DB REPO WAREHOUSE (NSINCOME)	OMEGA WAREHOUSE

NORTHSTAR (IVERNESS HOTEL SLNT-II) REPO	NS INCOME REIT HOLDINGS LLC WH	OMPT 2017-1MKT

NORTHSTAR (NS HEALTHCARE PT 2) WAREHOUSE	NS RE INCOME OPERATING PARTNESHIP II, LP	One Bryant Park 2019-OBP

NORTHSTAR 2013-1 (CLO)	NStar (MS Loan NT-I, LLC) MS Repo	ONE LINCOLN 2004-C3

NORTHSTAR 2016-1	NSTAR (MS LOAN NT-II, LLC) MS REPO	ONE WEST BANK REPO

NORTHSTAR CDO IX PRIMARY (MEMORIAL MALL)	NXT CAPITAL FUNDING II, LLC	ONE WILLIAM STREET (OWS CF IV

NORTHSTAR CDO VI	NYT 2019-NYT	ONE WILLIAM STREET (OWS CF V L

NORTHSTAR CDO VIII	NYT 2019-NYT COMPANION	ONE WILLIAM STREET (OWS CF V S

NORTHSTAR CENTENNIAL REPO	OAKTREE BAHAMAS ROF7 MEZZ	ONE WILLIAM STREET CAP MASTER FUND WH

NORTHSTAR DB LOAN NT-II REPO	OBP DEPOSITOR, LLC TRUST 2010-OBP	ONE WILLIAM STREET OWS CF VI

APPENDIX A

ONE WILLIAM STREET OWS CF VII	OWS CF VIA SPV, LLC	PCRED LENDING IV WAREHOUSE

OPC KMPM LLC (OAKPASS) WH	OWS COF I MASTER WH	PCRED LENDING V COMPANION

OREI I INVESTMENTS LLC (OHANA)	OWS COMMERCIAL FUNDING 7 WAREH	PCRED LENDING V WAREHOUSE

OREI II INVESTMENTS LLC (OHANA)	OWS COMMERCIAL FUNDING II, LTD	PCT 2016-PLSD

OREI MEZZ II OHANA WAREHOUSE	OWS Commercial Funding, LLC	PDILS PCILS PFLEX (PIMCO)

OWS ABS MASTER FUND II, LP	OWS COMMERCIAL MEZZ WAREHOUSE	PEOPLE’S UNITED BANK_COLE MT AND PPG (PA

OWS BACF SPV LLC (OWS WH)	OWS CREDIT OPPORTUNITY I WH	PERSI WF WAREHOUSE

OWS BCA FUNDING WAREHOUSE	OWS I ACQUISITIONS, LLC WH	PFP 2015-2

OWS CF II SPV LLC Warehouse	OXFORD PROPERTIES WAREHOUSE	PFP 2017-3 CLO

OWS CF III WAREHOUSE	OXFORD PROPERTIES WAREHOUSE 2	PFP 2017-3 CLO COMPANION

OWS CF SUB I WAREHOUSE	PCMT03PWR1	PFP 2017-4 CLO

OWS CF VA SPV WAREHOUSE	PCRED LENDING II OFFSHORE WAR	PFP 2017-4 COMPANION

OWS CF VI SPV WAREHOUSE	PCRED LENDING III WAREHOUSE	PFP 2019-5

APPENDIX A

PFP 2019-5 COMPANION	PIMCO Funds: PIMCO Income Fund	PRIME PFP (CITI REPO)

PFP 2019-6 CLO	PIMCO Funds: PIMCO Total Return Fund	PRIME PFP VI WAREHOUSE

PFP 2019-6 CLO COMPANION	PIMCO PIF INVESTMENTS OFFSHORE	PRIME REPO WITH METLIFE

PFP II SUB I, LLC	PIMCO PIF ONSHORE I	PRIME REPO WITH U.S. BANK

PFP V SUB I LLC	PIMCO PIF ONSHORE II	PROPHET WAREHOUSE

PFP V SUB I LLC REPO	PIMCO/GOLDMAN REPO	PROSIRIS Warehouse

PFP V SUB II LLC	PNC Bank	PSBAmherst Finance Construction WH

PFPIII	PREDF WAREHOUSE	QCMT13QC

PILLAR FUNDING LLC WAREHOUSE	PRIME PFP VI SUB I Warehouse	Quadrant Debt Fund, LP

PIMCO (TOCU I LLC)	PRIME PFP VI SUB IX Warehouse	Quadrant Mezz Fund, LP (approved under QMP Management LLC)

PIMCO (TOCU II AND GCCU II) WH	PRIME FINANCE PARTNERS II, L.P.	QUADRANT MEZZANINE WAREHOUSE

PIMCO Bermuda Trust II: Pimco Bermuda Income Fund	PRIME MORGAN STANLEY REPO	RAITH RE FUND I LP WAREHOUSE

PIMCO FUND WAREHOUSE	PRIME PFP (CAPITAL ONE REPO)	RAMSFIELD (CVI ESJ LLC ) WAREH

APPENDIX A

RAYMOND JAMES BANK	REMIC ASSET HOLDINGS WAREHOUSE	RMF SUB 4 LLC (CITIREPO)

RBS Citizens	RESOURCE (RCC REAL ESTATE SPE	RMF SUB 5 (BARCLAYS REPO)

RBSCF 2013-GSP	RESOURCE 2014-CRE2	RMF SUB LLC WF REPO

RBSCF 2013-SMV	RESOURCE CAPITAL CORP. WAREHOUSE	RMF SUB2 LLC (RIALTO REPO)

RCC REAL ESTATE WAREHOUSE	RESOURCE CAPITAL REPO WAREHOUSE	ROC BRIDGE (BARCLAY REPO)

RCP SUB WF REPO	RESOURCE REPO (WF) WAREHOUSE	ROC DEBT STRATEGIES (BRIDGE RE)

RECM AND COMPASS (KR OFFICE 2)	RESOURCES REPO WITH DB	ROC DEBT STRATEGIES II MORGAN

RECM FANNIE MAE II	Rialto Real Estate Fund III-Debt LP	ROC DEBT STRATEGY FUND MANAGER LLC

RECM FANNIE MAE TRANSFER	RIALTO REPO WITH WF	ROCKINCOME WAREHOUSE

RECM GUGGENHEIM	RIALTO RREF-IV D WAREHOUSE	ROCKWOOD (375 PARK) WAREHOUSE

RECM NUVEEN	RIALTO WAREHOUSE 2013	ROCKWOOD CAPITAL LLC

RECM WFFL SELF STORAGE	RIVER MARKET BROE WAREHOUSE	ROCKWOOD CAPITAL REAL ESTATE

REGIONS BANK WAREHOUSE	RLJ III - FINANCE HOLDINGS, LLC	ROCKWOOD CAPITAL, LLC (NORTHROCK)

APPENDIX A

ROSS 2017-ROSS	SG CAPITAL PARTNERS WAREHOUSE	SILVERPEAK RE FINANCE LLC WAREHOUSE

RREF III RIALTO WAREHOUSE	SG CAPITAL PARTNERS/FORETHOUG	SILVERSTEIN WAREHOUSE

RSO 2015-CRE3	SGCMS 2016-C5	SINGERMAN (RIDGMAR MEZZ LOAN)

RSO 2015-CRE3 Companion	SGCMS 2016-C5 COMPANION	SL GREEN - JPM REPO

RSO 2015-CRE4	SGCMS 2019-787E	SL GREEN LOAN SERVICES WH

RSO 2015-CRE4 (Companion)	SGCMS 2019-787E COMPANION	SL GREEN REALTY CORP/GRAMERCY

SAPIR ORGANIZATION(1009 5TH AV	SGCP 2018-FL1	SL GREEN WAREHOUSE

SAS WAREHOUSE 2013 (H2)	SGCP 2018-FL1 COMPANION	SMC 2017-TIME COMPANION

SBL 2015-KIND	SHELTER GROWTH FUND I MRA WH	SOCIETE GENERALE WAREHOUSE

SBL 2016-KIND	SHELTER GROWTH HEDGE FUND WARE	SOUND MARK HORIZONS FUND LP WAREHOUSE

SCG 2013-SRP1	SHELTER GROWTH JPM WAREHOUSE	SOVEREIGN BANK NA

Seer Capital Management LP	SHELTER GROWTH OPPORTUNITIES	SPREF WH II WF REPO

SFAVE 2015-5AVE	SHELTER OPPORTUNITIES WAREHOUSE	SPREF WH III (SILVERPEAK) COLUMN REPO

APPENDIX A

SRE FW MEZZ WAREHOUSE (RIDGMAR MEZZ)	Starwood Property Mortgage Sub-21, LLC and Starwood Property Mortgage Sub-21-A LLC	SUMITOMO WAREHOUSE

SRPT 2014-STAR	STARWOOD SUB 14 REPO	TACONIC/AXONIC 4000 WAREHOUSE

STARWOOD (JP MORGAN REPO)	STARWOOD SUB 22 -22A (BARCLAY	TALL PINES WAREHOUSE

STARWOOD CAP REPO	STARWOOD SUB 23 -23A (GOLDMAN	TCG BARRETT WOODS HOLDING WH

STARWOOD CITI REPO SUB 6	STARWOOD SUB 24 -24A (BMO Harr	TD BANK

STARWOOD METLIFE REPO	STARWOOD SUB 25 -25A (SOCGEN	TEACHERS INSURANCE & ANNUITY ASSOCIATION

STARWOOD MORT FUNDING- MORGAN STANLEY REP	STARWOOD16 REPO	TIAA 2007-C4

STARWOOD MORT SUB 18 AND SUB 1	STRATEGIC ASSET SERVICES LLC W	TIMES SQUARE HOTEL TRUST

STARWOOD MORTGAGE CAPITAL WAREHOUSE	STRATEGIC ASSET SERVICES MEZZ	TISHMAN TFO II LLC WAREHOUSE

STARWOOD MORTGAGE FUNDING V LL	STRATEGIC LAND JOINT VENTURE 2	TMSQ 2014-1500

STARWOOD PROPERTY MORTGAGE LLC WAREHOUSE	STWD 2018-URB	TOCU II LLC (PIMCO ENTITY)

Starwood Property Mortgage Sub-19, LLC and Starwood Property Mortgage Sub-19-A LLC	STWD 2019-FL1	TOCU II, LLC (PIMCO SLAM)

STARWOOD PROPERTY MORTGAGE SUB-2, L.L.C.	STWD 2019-FL1 COMPANION	TOLIS CINCI WAREHOUSE

APPENDIX A

TRIANGLE (NORTHSIDE-ROSSER DEB	UBS 2017-C4	UBS WAREHOUSE

TRIANGLE (NORTHSIDE-ROSSER DEBT HOLDING)	UBS 2017-C4 COMPANION	UBS-BARCLAYS 2012-C2

TRIANGLE TCG POINTE WAREHOUSE	UBS 2017-C6	UBS-BARCLAYS 2012-C4

TRIANGLE WAREHOUSE	UBS 2017-C6 COMPANION	UBS-CITIGROUP 2011-C1

TRT LENDING SUBSIDIARY II LLC WAREHOUSE	UBS 2017-C7	UBSCM 2018-NYCH

TRTX 2018-FL1 CLO	UBS 2017-C7 COMPANION	UCB07-1

TRTX 2018-FL1 COMPANION	UBS 2018-C10	UNION BANK

TRU TRUST 2016-TOYS	UBS 2018-C10 COMPANION	US 2018-USDC

TSQ 2018-20TS COMPANION	UBS 2019-C17	US BANK NA

TUEBOR WAREHOUSE (LADDER)	UBS 2019-C17 COMPANION	VDNO 2013-PENN

UBS 2012-C1	UBS 2019-C18	VERTICAL CRE CDO

UBS 2017-C1	UBS 2019-C18 COMPANION	Vestas Qualified Investors Private Real Estate Fund Investment Trust No. 35

UBS 2017-C1 COMPANION	UBS AG WAREHOUSE	VNO 2012-6AVE

APPENDIX A

VORNADO REALTY L.P. WAREHOUSE	WACHOVIA 2005-C18	WACHOVIA 2006-C29 COMPANION

WABR16BOCA SPECIAL SERVICING	WACHOVIA 2005-C20	WACHOVIA 2007-C30

WACHOVIA 2003-C4	WACHOVIA 2005-C21	WACHOVIA 2007-C30 COMPANION

WACHOVIA 2003-C5	WACHOVIA 2005-C21 (COMPANION)	WACHOVIA 2007-C31

WACHOVIA 2003-C6	WACHOVIA 2005-C22	WACHOVIA 2007-C31 COMPANION

WACHOVIA 2003-C7	WACHOVIA 2006-C23	WACHOVIA 2007-C32

WACHOVIA 2003-C9	WACHOVIA 2006-C24	WACHOVIA 2007-C32 COMPANION

WACHOVIA 2004 C11	WACHOVIA 2006-C25	WACHOVIA 2007-C33

WACHOVIA 2004 C15	WACHOVIA 2006-C26	WACHOVIA 2007-C33 COMPANION

WACHOVIA 2004-C11 (COMPANION)	WACHOVIA 2006-C27	WACHOVIA 2007-C34

WACHOVIA 2004-C12	WACHOVIA 2006-C27 - COMPANION	WACHOVIA 2007-C34 COMPANION

WACHOVIA 2005 C17	WACHOVIA 2006-C28	WACHOVIA 2007-WHALE 8 NON TRUST

WACHOVIA 2005-C16	WACHOVIA 2006-C29	WACHOVIA GENERAL PARTICIPANT

APPENDIX A

WACHOVIA RED - TAX CREDIT	WESTIN TIME SQUARE MEZZANINE 2	WFB NA CRE PMG LOANS

WACHOVIA STRUCTURED FINANCE	WF LCC V LLC WAREHOUSE	WFBCREAM

WALNUT141 WAREHOUSE	WFB - BRIDGE LOANS	WFBNA ITF CITIBANK NA

WASHINGTON SUB, LLC	WFB - CORPORATE NET LEASE	WFCF UCC/INSURANCE SERVICING

WBHT 2019-WBM	WFB - EVERBANK TRANSFER	WFCM 2012-LC5

WELLS FARGO BANK- PARTICIPATION	WFB - HELD FOR SALE	WFCM 2013-120B

WELLS FARGO IMMG	WFB - PORTFOLIO	WFCM 2013-BTC

WEST RIVER WAREHOUSE	WFB - PORTFOLIO SLAM	WFCM 2013-LC12

WEST TOWN MALL TRUST 2017-KNOX	WFB - SLAM CMBS CLEAN UP	WFCM 2014-LC16

WEST TOWN MALL TRUST 2017-KNOX COMPANION	WFB - WFRF MCDONALDS	WFCM 2014-LC18

WESTERN ALLIANCE BANK WAREHOUSE	WFB - WFRF PORTFOLIO	WFCM 2014-TISH

WESTIN ST FRANCIS MEZZ (MORGAN STANLEY)	WFB NA CLI PERM LOANS	WFCM 2015-BXRP

WESTIN TIME SQUARE MEZZANINE	WFB NA CRE PMG LOANS	WFCM 2015-C26

APPENDIX A

WFCM 2015-C27	WFCM 2015-NXS2 COMPANION	WFCM 2016-C35 COMPANION

WFCM 2015-C28	WFCM 2015-NXS3	WFCM 2016-C36

WFCM 2015-C28 COMPANION	WFCM 2015-NXS3 COMPANION	WFCM 2016-C36 COMPANION

WFCM 2015-C29	WFCM 2015-NXS4	WFCM 2016-C37

WFCM 2015-C30	WFCM 2015-P2	WFCM 2016-C37 COMPANION

WFCM 2015-C31	WFCM 2015-SG1	WFCM 2016-LC24

WFCM 2015-C31 Companion	WFCM 2016-BNK1	WFCM 2016-LC24 COMPANION

WFCM 2015-LC20	WFCM 2016-BNK1 COMPANION	WFCM 2016-LC25

WFCM 2015-LC20 COMPANION	WFCM 2016-C32	WFCM 2016-LC25 COMPANION

WFCM 2015-LC22	WFCM 2016-C33	WFCM 2016-NXS5

WFCM 2015-NXS1	WFCM 2016-C34	WFCM 2016-NXS6

WFCM 2015-NXS1 COMPANION	WFCM 2016-C34 COMPANION	WFCM 2016-NXS6 COMPANION

WFCM 2015-NXS2	WFCM 2016-C35	WFCM 2017-C38

APPENDIX A

WFCM 2017-C38 COMPANION	WFCM 2017-RC1	WFCM 2018-C46 COMPANION

WFCM 2017-C38W	WFCM 2017-RC1 COMPANION	WFCM 2018-C47

WFCM 2017-C39	WFCM 2017-SMP	WFCM 2018-C47 COMPANION

WFCM 2017-C39 COMPANION	WFCM 2018-1745	WFCM 2018-C48

WFCM 2017-C40	WFCM 2018-AUS	WFCM 2018-C48 COMPANION

WFCM 2017-C40 COMPANION	WFCM 2018-BXI	WFCM 2019-C49

WFCM 2017-C41	WFCM 2018-C43	WFCM 2019-C49 COMPANION

WFCM 2017-C41 COMPANION	WFCM 2018-C43 COMPANION	WFCM 2019-C50

WFCM 2017-C42	WFCM 2018-C44	WFCM 2019-C50 COMPANION

WFCM 2017-C42 COMPANION	WFCM 2018-C44 COMPANION	WFCM 2019-C51

WFCM 2017-HSDB	WFCM 2018-C45	WFCM 2019-C51 COMPANION

WFCM 2017-RB1	WFCM 2018-C45 COMPANION	WFCM 2019-C52

WFCM 2017-RB1 COMPANION	WFCM 2018-C46	WFCM 2019-C52 COMPANION

APPENDIX A

WFCM 2019-C53	WFRBS 2012-C6	WFRBS 2014-C19

WFCM 2019-C53 COMPANION	WFRBS 2012-C7	WFRBS 2014-C20

WFCM 2019-C54	WFRBS 2012-C8	WFRBS 2014-C21

WFCM 2019-C54 COMPANION	WFRBS 2012-C9	WFRBS 2014-C22

WFCM 2019-JWDR	WFRBS 2013-C11	WFRBS 2014-C23

WFCM WAREHOUSE	WFRBS 2013-C12	WFRBS 2014-C24

WFCM10C1	WFRBS 2013-C13	WFRBS 2014-C25

WFCM10C1 (PARTICIPATION)_BASIS	WFRBS 2013-C14	WFRBS 2014-LC14

WFEF SHADOW LOANS #2	WFRBS 2013-C15	WFRBS11C2

WFLD 2014-MONT	WFRBS 2013-C16	WFRBS11C2 (PARTICIPATION)_WEST RIVER

WFRBS 2011-C3	WFRBS 2013-C17	WFRBS11C4

WFRBS 2011-C5	WFRBS 2013-C18	WFRBS11C4 (COMPANION)_LIBERTYLIFE

WFRBS 2012-C10	WFRBS 2013-UBS1	World Savings

APPENDIX A

WPT 2017-WWP	FANNIE MAE DUS CASH	FREDDIE MAC BOND CE

WPT 2017-WWP COMPANION	FANNIE MAE DUS/MBS 30/360	FREDDIE MAC BOND CE (DIRECT P)

YELLOW BRICK REAL ESTATE CAPITAL I, LLC	FANNIE MAE DUS/MBS ACT/360	G.N.M.A.

YIELD STREET STANDALONE WAREHO	Federal Home Loan Mortgage	HARE & COMPANY

YIELDSTREET WAREHOUSE	Federal Home Loan Mortgage	HARE & COMPANY

ARKANSAS DEVELOP. FINANCE AUTH	Federal Home Loan Mortgage	KANE AND COMPANY

BASIS (LOANS SOLD)	FHA POOLS	McCORMICK 101, LLC

CITIBANK	FNMA-CASH 30/360	MITCHELL LAMA

CUDD & CO.	FNMA-CASH ACTUAL/360	MORGAN STANLEY SMITH BARNEY

CUDD AND COMPANY	FNMA-CREDIT FACILITY C/E BOND	NYC HOUSING DEVELOPMENT CORP

CUDD AND COMPANY	FNMA-MBS 30/360	PRIVATE PLACEMENT TEBCE

FANNIE MAE AGGREGATION	FNMA-MBS 5-50	ROBERT H. WILDER JR

FANNIE MAE BOND CE	FNMA-MBS ACTUAL/360	STORMS AND COMPANY

APPENDIX A

SUN TRUST BANK

THE BANK OF NY MELLON

THE BANK OF NY MELLON TRUST CO

TILLERSAIL & CO

U.S. BANK TRUST NATIONAL ASSN.

VALLEY GROUP III, LLC

WELLS FARGO BANK N.A.

WELLS FARGO BANK, N.A.

WF DIRECT PURCHASE BONDS

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL MORTGAGE POOLS,

MULTIFAMILY MORTGAGE POOLS AND OTHER STRUCTURES

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)

A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting  period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
Cash Collection and Administration
1122(d)(2)(i)

Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two  business days following receipt, or such other number of days specified in the transaction agreements.

X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)

Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

X
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

X
1122(d)(2)(v)

Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository  institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)

Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

X
Investor Remittances and Reporting
1122(d)(3)(i) (A)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;

X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.				X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)

Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)

Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by  authorized personnel in accordance with the transaction agreements and related pool asset documents.

		X	X
1122(d)(4)(vii)

Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

X
1122(d)(4)(viii)

Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)

Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool  asset documents, on at least an annual basis, or such other period specified in the transaction agreements

X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)

Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

		X	X	X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA	INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(xii)

Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

		X	X	X(2)
1122(d)(4)(xiii)

Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.

X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)

There were no activities performed during the year ended December 31, 2019 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d)(4)(xi) and (xii).